TENTH AMENDMENT TO LEASE




         THIS TENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into this ______ day of December, 1997, by and between LAFP-SF, Inc., successor in interest to The Prudential Insurance Company Of America ("Landlord"), having an office c/o Lowe Enterprises Colorado, Inc., 1475 Lawrence Street, Suite 210, Denver, Colorado 80202, and Data Transmission Network Corporation ("Tenant"), having an office at 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114.


                                    RECITALS

A. The Prudential Insurance Company of America and Data Transmission Network Corporation entered into that certain Lease dated as of May 2, 1995, for Suites #175A, #110, #200, #300, #301, #310, #320, #325, #340,
         #360, #362, and #100 containing 75,931 rentable square feet (RSF) in the Building known as Embassy Plaza, located at 9110 West Dodge Road, Omaha, Nebraska ("the Premises").

B. Subsequently, The Prudential Insurance Company Of America and Data Transmission Network Corporation executed a First Amendment To Lease dated September 29, 1995, a Second Amendment To Lease dated January 5, 1996, a Third Amendment To Lease dated January 5, 1996, and a Fourth Amendment To Lease between LAFP-SF, Inc. and Tenant dated December 23, 1996, a Fifth Amendment To Lease dated July 7, 1997, a Sixth Amendment To Lease dated July 7, 1997, a Seventh Amendment To Lease dated September 19, 1997, an Eighth Amendment To Lease dated September 19, 1997, and a Ninth Amendment To Lease dated September 19, 1997. The combined terms of the Lease and subsequent Amendments shall herein be referred to as the "Lease".
         Under the Lease the Premises consists of a total of 107,576 RSF.

C. All capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.



         NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Parking. Landlord and Tenant recognize that the construction of the additional parking spaces required under paragraph 1 of the Fifth Amendment To Lease, as referenced above, is substantially underway and has been delayed from time to time due to weather conditions beyond the control of the Landlord. In consideration of Landlord's reasonable efforts to complete said parking as weather permits (estimated to be prior to May 1, 1998) and other provisions of this Amendment, Tenant agrees, effective December 1, 1997, to commence payment of the additional Base Rent called for in paragraph 2 of said Fifth Amendment To Lease.


2.       Tenant  Improvements.  As a part  of  this  Amendment,  paragraph  1 of
         Article II, of Exhibit B to the Fourth Amendment To Lease, as referenced above, shall be modified to provide Tenant an extension of the time frame for submittal of invoices relative to Tenant's use of the tenant finish allowance provided under this Fourth Amendment To Lease. Such extension shall be for a period of up to four (4) months through April 30, 1998.


3. Effect of Agreement. Except as herein specifically provided, the terms and conditions of the Lease shall continue in full force and effect.


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4.       This  Amendment  shall be binding upon and inure to the benefit of the parties  hereto,  their  successors and assigns.



5. The parties hereto hereby reaffirm and ratify all covenants, represen-tations and warranties in the Lease as amended by this Amendment.



         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


Tenant:                                     Landlord:

Data Transmission Network Corporation,          LAFP-SF, Inc.
a Delaware corporation

                                                By:  Lowe Enterprises Investment
                                                     Management, Inc.
By:                                             Its:  Authorized Agent
  -----------------------------------


Its:                                            By:
    ---------------------------------

                                                Its:
                                                    ----------------------------

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